UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 17, 2026

AVALONBAY COMMUNITIES, INC.

(ERP Operating Limited Partnership, as ultimate successor by merger to AvalonBay Communities, Inc.)

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on August 17, 2026 (the “Closing Date”) of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 20, 2026, by and among AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), Vivmark Residential (formerly known as Equity Residential), a Maryland real estate investment trust (“Vivmark”), ERP Operating Limited Partnership, an Illinois limited partnership (“ERP Operating Partnership”), and Canopy Merger Sub LLC, a Maryland limited liability company, which was a direct wholly owned subsidiary of Vivmark (“Merger Sub”).

Pursuant to the terms of the Merger Agreement, on the Closing Date, (i) AvalonBay contributed certain assets in exchange for units of partnership interest in ERP Operating Partnership (“OP Units”) that have, in the aggregate, a value equal to the fair market value of such contributed assets and (ii) AvalonBay merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity. Additionally, following the consummation of the Merger, Vivmark contributed all of the membership interests of Merger Sub to ERP Operating Partnership and, following such contribution, Merger Sub merged with and into ERP Operating Partnership (the “ERPOP Merger” and, together with the Merger, the “Mergers”), with ERP Operating Partnership continuing as the surviving entity. In connection with the closing of the Merger, Equity Residential changed its name to Vivmark Residential. The dual headquarters of Vivmark are located in Chicago, Illinois and Arlington, Virginia.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Treatment of AvalonBay Equity Awards

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share of AvalonBay (“AvalonBay Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was automatically cancelled and converted into the right to receive 2.793 (the “Exchange Ratio”) common shares of beneficial interest, par value $0.01 per share, of Vivmark (“Vivmark Common Shares”), plus the right, if any, to receive cash in lieu of fractional Vivmark Common Shares into which such AvalonBay Common Stock would have been converted (the “Merger Consideration”).

Furthermore, at the Effective Time, each award of restricted shares of AvalonBay Common Stock that vest on the basis of time (each, an “AvalonBay Restricted Share Award”) granted under an AvalonBay equity plan outstanding immediately prior to the Effective Time (subject to certain exceptions) was converted into an award of restricted Vivmark Common Shares that is subject solely to time-based vesting conditions (each, a “Vivmark Time-Vesting Restricted Share Award”) with respect to a number of Vivmark Common Shares, rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Restricted Share Award immediately prior to the Effective Time and (ii) the Exchange Ratio, subject to and in accordance with the terms of the applicable AvalonBay equity plan and AvalonBay Restricted Share Award agreement in effect immediately prior to the Effective Time (including vesting schedule, retirement provisions, double-trigger vesting acceleration entitlements and payment of dividend entitlements).

Each award with respect to shares of AvalonBay Common Stock that vest on the basis of the achievement of applicable performance goals (each, an “AvalonBay Performance Award”) granted under an AvalonBay equity plan outstanding immediately prior to the Effective Time, was converted into a Vivmark Time-Vesting Restricted Share Award or an award of OP Units in ERP Operating Partnership designated as a “Restricted Unit” in ERP Operating Partnership’s partnership agreement (each, a “Vivmark Time-Vesting Restricted Unit Award”) with respect to a number of Vivmark Common Shares (or OP Units, if applicable), rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Performance Award immediately prior to the Effective Time, determined by deeming any performance-based vesting criteria applicable to such AvalonBay Performance Award to be achieved based on the greater of target performance and the actual level of performance (which was calculated as of the latest practicable date prior to the Effective Time and certified by the Compensation Committee of the AvalonBay board prior to the Effective Time) and (ii) the Exchange Ratio, subject to and in accordance with the terms of the applicable AvalonBay equity plan and form of AvalonBay Restricted Share Award agreement in effect immediately prior to the Effective Time, including the time-based vesting schedule that was associated with that AvalonBay Performance Award but with such other terms as are associated with the AvalonBay Restricted Share Award, including retirement provisions and double-trigger vesting acceleration entitlements. Each holder of an AvalonBay Performance Award will also receive a payment in cash equal to cumulative dividends paid by AvalonBay with respect to the shares of AvalonBay Common Stock deemed earned from the date of grant of the AvalonBay Performance Award through the Effective Time.

Each award with respect to shares of AvalonBay Common Stock deferred pursuant to the AvalonBay Directors’ Deferred Compensation Plan (each, an “AvalonBay Deferred Unit Award”) outstanding immediately prior to the Effective Time, was converted into a number of Vivmark Common Shares, rounded to the nearest whole number of shares, equal to the product of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Deferred Unit Award immediately prior to the Effective Time (inclusive of any dividends paid on shares of AvalonBay Common Stock that have been reinvested and credited in the form of additional AvalonBay Deferred Unit Awards) and (ii) the Exchange Ratio, subject to and in accordance with the terms of the AvalonBay Directors’ Deferred Compensation Plan, in a manner that complies with the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code.

Each option to purchase a number of shares of AvalonBay Common Stock at a specific price per share (each, an “AvalonBay Option”) outstanding immediately prior to the Effective Time, was converted into an option to purchase a number of Vivmark Common Shares at a specific price per share (each, a “Vivmark Option”) with respect to a number of Vivmark Common Shares equal to the product, rounded down to the nearest whole number of shares, of (i) the number of shares of AvalonBay Common Stock subject to such AvalonBay Option immediately prior to the Effective Time and (ii) the Exchange Ratio, and with an exercise price per share, rounded up to the nearest whole cent, equal to (A) the exercise price per share of AvalonBay Common Stock of such AvalonBay Option immediately prior to the Effective Time divided by (B) the Exchange Ratio (each, an “Adjusted Vivmark Option”). Each Adjusted Vivmark Option will continue to be subject to the terms of the applicable AvalonBay equity plan and AvalonBay Option award agreement in effect immediately prior to the Effective Time, including the applicable vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements. The exercise price and the number of Vivmark Common Shares subject to such Adjusted Vivmark Options will be determined in a manner consistent with the requirements of Section 409A.

Treatment of Vivmark Equity Awards

Each Vivmark Time-Vesting Restricted Share Award, Vivmark Time-Vesting Restricted Unit Award and Vivmark Option granted under a Vivmark equity plan outstanding immediately prior to the Effective Time (subject to certain exceptions) remained outstanding and continues to be subject to the terms and conditions of the applicable Vivmark equity plan and individual award agreement in effect immediately prior to the Effective Time, including the applicable vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements.

Each award of restricted Vivmark Common Shares that is subject to both time-based and performance-based vesting conditions (each, a “Vivmark LTI Restricted Share Award”) and each award of OP Units in ERP Operating Partnership designated as a “Restricted Unit” in the ERP Operating Partnership’s partnership agreement that is subject to both time-based and performance-based vesting conditions (each, a “Vivmark Residential LTI Restricted Unit Award”) granted under a Vivmark equity plan outstanding immediately prior to the Effective Time will be deemed earned, with the applicable performance-based vesting conditions deemed to be achieved based on the greater of target performance and the actual level of performance (which will be calculated as of the latest practicable date prior to the Effective Time and certified by the delegates of the Compensation Committee of the legacy Equity Residential board as soon as practicable following the Effective Time) and any such earned Vivmark LTI Restricted Share Award and each Vivmark LTI Restricted Unit Award will remain outstanding and continue to be subject to the terms and conditions of the applicable Vivmark equity plan and individual award agreement in effect immediately prior to the Effective Time, including the applicable time-based vesting schedule, retirement provisions and double-trigger vesting acceleration entitlements. All dividend equivalents owed with respect to such earned Vivmark LTI Restricted Share Awards and earned Vivmark LTI Restricted Unit Awards will be paid promptly in accordance with applicable award terms.

Common Shares and Listing Matters

In connection with the Merger, Vivmark issued approximately 400 million Vivmark Common Shares.

Commencing on August 18, 2026, the Vivmark Common Shares will trade on the New York Stock Exchange (the “NYSE”) under the trading symbol “VMRK.”

The issuance of Vivmark Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-297128) filed by the Company with the Securities and Exchange Commission (the “SEC”) and declared effective on July 13, 2026 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the “Introductory Note” and Item 2.01 above is incorporated into this Item 3.01 by reference.

On the Closing Date, AvalonBay notified the NYSE of the completion of the Merger and requested that the trading of shares of AvalonBay Common Stock on the NYSE be halted prior to the market open on August 17, 2026. As a result, all shares of AvalonBay Common Stock were removed from trading on the NYSE prior to the market open on August 17, 2026. The NYSE has filed with the SEC a Notification of Removal From Listing and/or Registration on Form 25 in order to delist the AvalonBay Common Stock from the NYSE. Such delisting will result in the deregistration of the AvalonBay Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). ERP Operating Partnership (as successor by merger to AvalonBay following the Mergers) intends to file with the SEC a certification on Form 15 to cause AvalonBay’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03	Material Modifications to the Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 above is incorporated into this Item 3.03 by reference.

At the Effective Time, all shares of AvalonBay Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of AvalonBay Common Stock to be cancelled in accordance with the Merger Agreement) were converted into the right to receive the Merger Consideration and were cancelled and ceased to exist.

On the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and The Bank of New York Mellon, as trustee, entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated as of January 16, 1998 (as supplemented by that certain First Supplemental Indenture dated as of January 20, 1998, by that certain Second Supplemental Indenture dated as of July 7, 1998, by that certain Third Supplemental Indenture dated as of December 21, 1998, by that certain Amended and Restated Third Supplemental Indenture dated as of July 10, 2000, by that certain Fourth Supplemental Indenture dated as of September 18, 2006, and by that certain Fifth Supplemental Indenture dated as of November 21, 2014, collectively, the “1998 Indenture”), by and between AvalonBay and The Bank of New York Mellon (as successor to State Street Bank and Trust Company), as trustee, relating to AvalonBay’s (i) 2.900% unsecured notes due October 15, 2026, (ii) 3.350% unsecured notes due May 15, 2027, (iii) 3.200% unsecured notes due January 15, 2028, (iv) 3.900% unsecured notes due October 15, 2046, and (v) 4.150% unsecured notes due July 1, 2047 (collectively, the “1998 Indenture Notes”).

Also on the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and The Bank of New York Mellon, as trustee, entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of February 23, 2018 (as supplemented by that certain First Supplemental Indenture dated as of March 26, 2018, and by that certain Second Supplemental Indenture dated as of May 29, 2018, collectively, the “2018 Indenture”), by and between AvalonBay and The Bank of New York Mellon, as trustee, relating to AvalonBay’s (i) 1.900% unsecured notes due December 1, 2028, (ii) 3.300% unsecured notes due June 1, 2029, (iii) 2.300% unsecured notes due March 1, 2030, (iv) 2.450% unsecured notes due January 15, 2031, (v) 2.050% unsecured notes due January 15, 2032, (vi) 5.000% unsecured notes due February 15, 2033, (vii) 5.300% unsecured notes due December 7, 2033 and (viii) 4.350% unsecured notes due April 15, 2048 (collectively, the “2018 Indenture Notes”).

Also on the Closing Date, in connection with the Mergers, Merger Sub, ERP Operating Partnership and U.S. Bank Trust Company, National Association, as trustee, entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture” and, together with the Sixth Supplemental Indenture and the Third Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated as of February 23, 2024 (as supplemented by that certain First Supplemental Indenture dated as of May 14, 2024, by that certain Second Supplemental Indenture dated as of July 10, 2025 and by that certain Third Supplemental Indenture dated as of December 1, 2025, collectively, the “2024 Indenture”), by and between AvalonBay and U.S. Bank Trust Company, National Association, as trustee, relating to AvalonBay’s (i) 4.350% unsecured notes due December 1, 2030, (ii) 5.350% unsecured notes due June 1, 2034 and (iii) 5.000% unsecured notes due August 1, 2035 (collectively, the “2024 Indenture Notes” and, together with the 1998 Indenture Notes and the 2018 Indenture Notes, the “Notes”).

Pursuant to the terms of the Supplemental Indentures, Merger Sub assumed all of the obligations of AvalonBay, and ERP Operating Partnership assumed all of the obligations of Merger Sub, as successor to AvalonBay, under each of the 1998 Indenture, the 2018 Indenture and the 2024 Indenture (together, the “Indentures”) and the Notes. After giving effect to the Supplemental Indentures, ERP Operating Partnership will have all of the rights and privileges and be subject to and have assumed all of the obligations, duties, covenants and agreements applicable to AvalonBay, as issuer, under the Indentures and the Notes prior to giving effect to the Supplemental Indentures.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 above is incorporated into this Item 5.01 by reference.

At the Effective Time, as contemplated under the Merger Agreement, AvalonBay merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a direct, wholly owned subsidiary of Vivmark. Additionally, following the consummation of the Merger, Merger Sub merged with and into ERP Operating Partnership, with ERP Operating Partnership surviving.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 above is incorporated into this Item 5.02 by reference.

In connection with the Merger, and at and upon the Effective Time, AvalonBay ceased to exist and Merger Sub continued as the surviving entity and a wholly owned subsidiary of Vivmark. All of the members of the board of directors of AvalonBay ceased to be directors of AvalonBay and all of AvalonBay’s officers ceased to be officers of AvalonBay, and such directors and officers were replaced by the directors and officers of Merger Sub.

As a result of the ERPOP Merger, Merger Sub ceased to exist and ERP Operating Partnership continued as the surviving entity, with Vivmark serving as general partner of ERP Operating Partnership.

In connection with the Merger, Terry S. Brown, Conor C. Flynn, Christopher B. Howard, Charles E. Mueller Jr., Timothy J. Naughton, Benjamin W. Schall and Susan Swanezy, became trustees of Vivmark at the Effective Time. Additionally, Benjamin W. Schall, Chief Executive Officer of AvalonBay prior to the Merger, became Chief Executive Officer of Vivmark at the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 above is incorporated into this Item 5.03 by reference.

Pursuant to the Merger Agreement, as of the Effective Time, AvalonBay ceased to exist and Merger Sub continued as the surviving entity and a wholly owned subsidiary of Vivmark. As a result of the ERPOP Merger, Merger Sub ceased to exist and ERP Operating Partnership continued as the surviving entity, so that all assets of Vivmark continue to be owned at or below the ERP Operating Partnership level.

Item 7.01 Regulation FD Disclosure.

Also on the Closing Date, Vivmark issued a press release with respect to the transactions contemplated by the Merger Agreement and a presentation in connection with the closing of the transactions. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by AvalonBay under the Securities Act, or the Exchange Act, except as otherwise expressly stated in such filing. In addition, the information contained in this Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01	Other Events.

Effective as of the Closing Date, in connection with the Merger, AvalonBay terminated its unsecured commercial paper program (the “Commercial Paper Program”) without penalty. At the time the Commercial Paper Program was terminated, AvalonBay had no commercial paper outstanding.

Additionally, effective as of the Closing Date, in connection with the Merger, AvalonBay exercised its right to terminate the Amended and Restated Sales Agency Financing Agreements, each dated as of January 17, 2023, by and between AvalonBay and each of J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (and, in certain cases, their respective affiliates), pursuant to which AvalonBay could offer and sell, from time to time, its common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 20, 2026, by and among AvalonBay Communities, Inc., Vivmark Residential (formerly known as Equity Residential), ERP Operating Limited Partnership and Canopy Merger Sub LLC (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by AvalonBay with the Securities and Exchange Commission on May 21, 2026 and incorporated by reference herein).

99.1	Press Release, dated August 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, ERP Operating Limited Partnership, as successor by merger to the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP Operating Limited Partnership
By: Vivmark Residential, its general partner

Dated: August 17, 2026	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary